SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

       Date of Report (Date of Earliest Event Reported): May 31, 2002
                                                         ------------


                             ARETE INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Colorado                   33-16820-D                 84-1508638
----------------------------         ------------            -----------------
(State or other jurisdiction         (Commission             (I.R.S. Employer
 of incorporation)                   File Number)            Identification No.)


2955 Valmont Road, Suite 300, Boulder, Colorado                         80301
-----------------------------------------------                       ----------
(Address of Principal Executive Offices)                              (Zip Code)


        Registrant's telephone number including area code: (719) 260-8509
                                                           --------------


         (Former name or former address, if changed since last report):

Item 1. Changes in Control of Registrant

The disclosure herein relating to outstanding common shares, conversion privileges and voting rights, unless otherwise stated are restated herein to reflect a 20 to 1 reverse stock split approved by the shareholders of the Registrant at the July 2, 2002 annual shareholders meeting and effective July 15, 2002. On the effective date of the reverse split, there were 500,000,000 shares of capital stock authorized, 24,916,278 shares of common stock outstanding, 16,001.4 shares of Series 1 Convertible Preferred Stock outstanding, convertible into 8,000,700 shares of common stock, and 3,894.716 shares of Series 2 Convertible Preferred Stock outstanding, convertible into 3,894,716 shares of common stock, for a total of common stock and common stock equivalents of 36,811,694 shares.

Pursuant to certain options granted to certain management employees by the Company by board resolution dated November 19, 2001, previously disclosed in the December 31, 2001 annual report, on May 31, 2002 an affiliate of the CEO exercised its right to convert an outstanding Note Payable in the amount of $160,014 into 16,001.4 shares of Series 1 Convertible Preferred Stock convertible into common shares at a post-reverse conversion rate of one common share for each $0.02 in face value of the Preferred or 8,000,700 common shares. Also, on the same date the board of directors, in adopting the new, 2002 Omnibus Stock Option and Incentive Plan, included as a pre-designated grant, a 2,000,000 common share compensatory stock grant to the CEO, subject to shareholder approval of the 2002 Plan and subject to approval of the referenced 20 to 1 reverse stock split, and therefore became exercisable on July 15, 2002, the effective date of the reverse-split.

Also on May 31, 2002, pursuant to board resolutions dated December 19, 2001, and previously disclosed in the December 31, 2001 annual report, including a subscription agreement granted to Eagle Capital Funding Corp., a related party ("Eagle Capital"), to purchase up to $200,000 in face value of Series 2 Convertible Preferred Stock, on May 31, 2002, the board issued 3,894.716 shares of Series 2 Convertible Preferred Stock to Eagle Capital, a related party representing a partial investment of $38,947.16 toward the subscription price. These shares are convertible into 3,894,716 common shares at a conversion price of $0.01 of face value per common share or 100 to 1. If fully funded, the 20,000 shares of Series 2 Convertible Preferred stock will be convertible into 20,000,000 common shares of the Registrant. Conversion was subject to shareholder approval of the 20 to 1 reverse-split and therefore became exercisable on July 15, 2002, the effective date of the reverse-split.

By board resolutions dated December 19, 2001, also previously disclosed, the board appointed Mr. William W. Stewart to the board of directors, transferred its interest in Eagle Capital to him, and him an option to purchase 2,000,000 shares of Common stock of the company for $40,000 or $0.02 per common share, and an option to purchase $25,000 in face value of the Series 2 Convertible Preferred, with a common stock conversion right at one share for each $0.01 in face value, or up to 2,500,000 common shares. On May 31, 2002, the board of directors included in the 2002 Plan a pre-designated grant of the referenced

$40,000 common stock option and compensatory common stock grant of 2,000,000 common shares to Mr. Stewart. As stated above, the compensatory stock option and grant were subject to shareholder approval of the 2002 Plan and approval of the referenced 20 to 1 reverse stock split, and therefore became exercisable on July 15, 2002, the effective date of the reverse-split. As a result of these transactions, by attribution to the common stock and common stock equivalents to be held by Eagle Capital, Mr. Stewart will be deemed to control 29.9% of the outstanding common stock, plus outstanding and currently exercisable options held as of the date of this report.

Also, on May 31, 2002, the board appointed Mr. Gerald J. Brandimarte to the board of directors and granted an option to purchase 2,000,000 shares of common stock of the company for $40,000 or $0.02 per common share along with a compensatory common stock grant of 2,000,000 common shares and included such grant in the 2002 Plan as a pre-designated grant. As stated above, the compensatory stock option and grant were subject to shareholder approval of the 2002 Plan and approval of the referenced 20 to 1 reverse stock split, and therefore became exercisable on July 15, 2002, the effective date of the reverse-split. As a result of these transactions, by attribution to the common stock and common stock equivalents to be held by Eagle Capital, Mr. Brandimarte will be deemed to control 24.4% of the outstanding common stock, plus outstanding and currently exercisable options held as of the date of this report.

Upon completion of funding, Eagle Capital will be owned and controlled by three directors of the Registrant in equal shares of one-third each. Eagle is raising funding for its subscription through a private offering into a Limited Liability Company (the "LLC") to be managed by Eagle Capital, and upon funding, the Series 2 Convertible Preferred Shares purchased through the subscription will be transferred to this entity. Pursuant to the terms of the private offering of Limited Liability Company interests, Eagle will participate as an owner of the Economic Interest of the LLC and therefore will be deemed a beneficial owner of the Series 2 Convertible Preferred stock owned by the LLC, if the private offering is closed. As the Managing Member of the LLC, Eagle Capital will be compensated with a 20% interest in all items of income, revenue, profit, loss including all distributions of LLC property until the LLC investors are returned 125% of their initial capital contributions plus accrued dividends after which time, Eagle Capital's participation percentage will be increased to 50% of such items.

The effect of this transaction on control of the Registrant is to increase the direct and indirect beneficial ownership of the CEO from 2,739,276 common shares 11.0% of the outstanding common stock plus vested and exercisable stock options to 18,634,692 shares or 45.6% including the 2,000,000 share compensatory stock grant referred to above and currently exercisable stock options, plus the common stock equivalents of the Series 1 and 2 Convertible Preferred held personally and attributable through his joint control of Eagle Capital. Additionally, as a group, the three directors directly and indirectly are attributed ownership of 65.1% of the aggregate number of outstanding common shares, common stock equivalents of the two series of Preferred Stock held by them and the number of currently exercisable stock options and rights held by them and by Eagle

Capital. Also, if the entire $200,000 subscription is funded by Eagle Capital, for Preferred shares representing an additional 16,105,284 common share equivalents, the collective ownership attributable to the directors as a group would increase to roughly 75%. The net effect of this Item 1, is to notify investors that control of the Registrant has been shifted to the board of directors collectively, and that that of the CEO, individually, has materially increased since the last quarterly report for the period ended March 31, 2002.

The balance of disclosure concerning these transactions is provided in the answer to Item 5, set forth below and incorporated herein by reference.

Item 5. Other Information.

This report contains disclosure of several material events including events resulting from the Annual Meeting of Stockholders held on July 2, 2002 and continued through 12:00 midnight July 15, 2002; as well as certain transactions effected May 31, 2002 by board action and July 15, 2002 by board action at the directions annual meeting following the conclusion of the stockholders meeting. With an effective record date of July 15, 2002, following shareholder approval at the annual meeting, the Registrant effected a consolidation of its outstanding common stock by a reverse stock split of 20 to 1, which resulted in reducing its total outstanding common shares, no par value from 498,325,562 shares to 24,916,278 common shares, without reducing the total authorized capital stock of the Registrant, which remains at 500,000,000 shares, no par value. Other than triggering certain provisions regarding recapitalizations and consolidations of shares by the Registrant contained in the Designations of Series 1 Convertible Preferred and Series 2 Convertible Preferred Stock of the Registrant, changing the number of common shares issuable on conversion thereof to reflect the effect of the referenced reverse-split, the consolidation had no effect on the terms and conditions of the Preferred Stock of the Registrant. In the following disclosure, all references to numbers of common shares and conversion privileges of Preferred Stock into common shares are stated in post-reverse split numbers to avoid confusion.

As stated above, the Registrant is reporting in this current report on Form 8-KSB the following material events:

     1. Appointment of New Director. On May 31, 2002, the Board of Directors appointed Mr. Gerald J. Brandimarte to its board of directors. The Board also engaged Mr. Brandimarte as a Consultant and Advisor to the board on an as needed, indcpendent contractor basis. As an incentive to come on the board of directors, and provide his expertise and contacts to the Registrant, the board declared and granted to him a compensatory common stock grant of 2,000,000 common shares and a stock option to purchase $40,000 worth of common stock at an exercise price of $0.02 per share. Both grants were to be registered by the Registrant and would be issuable and exercisable, respectively, after the Registrant had available common stock to issue thereunder, via the proposed reverse stock split, subject to approval by the Registrant's stockholders.

     2. Issuance of Series 1 Convertible Preferred Stock to Affiliate of CEO. On May 31, 2002, the Registrant issued 16,001.4 shares of Series 1 Convertible Preferred Stock to an affiliate of the Registrant's CEO in consideration for the cancellation of $160,014 in Notes Payable by the Registrant to the CEO's affiliate from cash advances and expenses paid to and on behalf of the Registrant by such entity. As previously disclosed, the Series 1 Convertible Preferred Stock converts into common stock at the rate of one (1) common share for each $0.02 in face amount of the shares of Series 1 Preferred stock converted or a total of 8,000,700 shares of common stock of the Registrant. Subsequent to the shareholders meeting, the Convertible Preferred Shares became freely convertible into common stock, although they will be deemed restricted under Rule 144 from the date of original issuance of the Preferred Shares.

     3. Issuance of Series 2 Convertible Preferred to Eagle Capital Funding Corp ("Eagle Capital"). On May 31, 2002 the board of directors of the Registrant issued 3,894.716 shares of Series 2 Convertible Preferred stock to Eagle Capital in exchange for certain cash advances made by it to or on behalf of the Registrant in the amount of $38,947.16 as of May 31, 2002, pursuant to the pending $200,000 subscription agreement between Eagle Capital and the Registrant. The outstanding shares of Series 2 Convertible Preferred convert into common stock at the rate of $0.01 of face value amount per common share or 3,894,716 common shares. Subsequent to the shareholders meeting, the Convertible Preferred Shares became freely convertible into common stock, although they will be deemed restricted under Rule 144 from the date of original issuance of the Preferred Shares.

     4. On May 31, 2002, the board of directors declared the 2002 annual stockholders meeting to be held July 2, 2002, with a June 3, 2002 record date. Matters submitted to shareholder for approval were:

          a. Election of Thomas P. Raabe, William W. Stewart and Gerald J. Brandimarte as the board of directors, with Thomas Y. Gorman, Jr. not standing for re-election.

          b. Ratification of appointment of Causey Demgen and Moore, Inc., to continue as the Registrant's Auditors for the 2002 fiscal year.

          c. Adoption of the 2002 Omnibus Stock Option and Incentive Plan with pre-designated grants to officers and directors. The Plan designates and sets aside 40,000,000 shares of common stock of issuance as further directed by the board on recommendation of the compensation committee, from time to time. Included in Pre-designated grants in the Plan were three 2,000,000 common shares compensatory grants to the three directors and executive officers valued at $0.02 per share and four (4) compensatory stock options to purchase $40,000 in common stock at $0.02 per share previously granted to the three directors and the outgoing director, Mr. Gorman. All of these grants were subject to approval by the shareholders of the 2002 Plan and the 20 to 1 common stock reverse split.

          d. Approval of a Consolidation of the Outstanding Common Stock of the Registrant by a 20 to 1 reverse stock split; and

          e. Approval of change of domicile of the Registrant from Colorado to Nevada.

          Each initiative was approved by a majority of the shares in attendance at the meeting in person and by proxy, on July 2, 2002. At the meeting an additional initiative was recommended by the board, which was also approved, which authorized the amendment of the Registrant's articles and by-laws as needed to conform them to the listing requirements of the proposed BBX Exchange.

          To accommodate late voting from street name shareholders, the meeting was continued until July 15, 2002 at which time the final vote was tallied. Including all outstanding common and preferred shares, there were a total of 736,288,252 pre-reverse votable shares and common share equivalents eligible to vote at the meeting. Total Common Shares voted at the meeting were 106,292,422 and total Preferred Share equivalents voted at the meeting were 237,962,690 for a total aggregate of 344,255,112 votes represented at the meeting after the July 15, 2002 tally, or 47% of the total outstanding shares of the Registrant voting at the meeting. All measures proposed at the shareholders meeting were passed by a minimum 94% of the voting shares voting in the affirmative.

     5. On May 31, 2002, the Board of Directors approved two assignment agreements between third party creditors of the Registrant holding secured promissory notes in the aggregate amount of $100,000 and Eagle Capital. The agreements provided for the purchase of the referenced Notes and collateral consisting of 500,000 common shares and a security interest in certain inventory of the Registrant's subsidiary, Aggression Sports, Inc. by Eagle Capital and the subsequent surrender for cancellation of such Notes by Eagle Capital with the Registrant for $100,000 credit toward the $200,000 subscription price for Series Convertible Preferred Stock of the Company. This transaction was Closed August 6, 2002 with execution of final documentation.


     6. On July 2, 2002, the board met after the closing of the shareholders meeting to appoint officers and directors and to enact resolutions executing the above-referenced shareholders' resolutions. Mr. Raabe was appointed Chairman and Chief Executive Officer and Assistant Secretary of the Registrant, Mr. Stewart was appointed First Vice President and Company Secretary and Mr. Brandimarte was appointed Second Vice President and Treasurer. In addition, the board resolved to apply for listing on the NASDAQ's proposed BBX Exchange at such time as the Securities and Exchange Commission approved the enactment of the Exchange and applications were ready to be accepted. Also, Mr. Gorman was replaced as Chief Financial Officer by Mr. Raabe as interim

          CFO until a suitable replacement could be found and the Registrant had resources available to provide acceptable compensation. The board resolved to call a shareholders' meeting of Aggression Sports, Inc. to elect new directors and officers and to proceed with planning a turn-around and re-start of a new business plan for that entity. Finally, the board accepted two settlement agreements with Mr. Raabe and Mr. Gorman involving the settlement of certain outstanding deferred salary, expenses and bonus compensation. Pursuant to the settlement with Mr. Gorman, $269,000 in gross wages and bonus accruals were cancelled and Mr. Gorman waived any rights to sue the Company or otherwise collect the sums due to him in exchange for the right to receive a special dividend distribution of 9% of the total stock dividend distributed by the Registrant to its shareholders from the first four (4) companies that are (or may be) spun-off as independent public companies in a registered stock dividend and/or registered rights offering, pursuant to the Registrant's Spin-off Dividend Distribution Program Pursuant to the settlement with Mr. Raabe, Mr. Raabe forgave $75,000 out of a total of $247,250 in gross wages and bonus accruals and Mr. Raabe waived any rights to sue the Company or otherwise collect the sums due to him in exchange for the right to receive a special dividend distribution of 3% of the total stock dividend distributed by the Registrant to its shareholders from the first four (4) companies that are (or may be) spun-off as independent public companies in a registered stock dividend and/or registered rights offering, pursuant to the Registrant's Spin-off Dividend Distribution Program. There are currently no specific companies identified by the Registrant to this Program.

     7. Attached as exhibits are the material contracts, the 2002 Omnibus Stock Option and Incentive Plan, Proxy Materials delivered to shareholders and through a press releases published by the Registrant pertaining to the shareholder's meeting.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of Section 13 or 15(a) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ARETE INDUSTRIES, INC.

Date: August 7, 2002             By:     /s/ THOMAS P. RAABE
                                         ------------------------
                                         Thomas P. Raabe, President,
                                         Chief Executive Officer, and
                                         Chairman of the Board of Directors

                                  EXHIBIT INDEX

Exhibit
Number                              Description
-------     --------------------------------------------------------------------

10.1        Arete Industries, Inc. 2002 Omnibus Stock Option and Incentive Plan

10.2        Settlement Agreement between Thomas P. Raabe and Arete Industries,
            Inc.

10.3        Settlement Agreement between Thomas Y. Gorman Jr. and Arete
            Industries, Inc.

20.1        Proxy Statement, Notice of Meeting and President's Letter

20.2        Press Release Announcing Annual Stockholder's Meeting on
            July 2, 2002